UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 8, 2006

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      Entry into a Material Definitive Agreement.

Ameren Corporation (“Ameren”) and certain of its subsidiaries previously announced (see Current Report on Form 8-K filed June 1, 2006) revisions to their multi-year committed bank credit facilities and, in the case of certain subsidiaries, their entry into a new, multi-year committed bank credit facility (see Current Report on Form 8-K filed July 18, 2006 (the “July 18 Form 8-K”)).

Effective September 8, 2006, Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP” and collectively with CIPS and CILCO, the “Ameren Illinois Utilities”) became authorized to make borrowings and obtain letters of credit for their benefit under the $500 million multi-year, senior secured Credit Agreement, dated as of July 14, 2006 (the “Illinois Facility”) described in the July 18 Form 8-K. A copy of the Illinois Facility was filed as Exhibit 10.2 to the July 18 Form 8-K.

Effective September 8, 2006, the Ameren Illinois Utilities ceased to be subject to the covenants of the Amended and Restated Five-Year Revolving Credit Agreement dated as of July 14, 2006 (the “2006 Multi-Borrower Credit Agreement”) described in the July 18 Form 8-K. Accordingly, as of that date, under the 2006 Multi-Borrower Credit Agreement (i) restrictions apply limiting investments in and other transfers to the Ameren Illinois Utilities and their subsidiaries by Ameren and certain subsidiaries and (ii) the Ameren Illinois Utilities and their subsidiaries are excluded for purposes of determining compliance with the 65% total consolidated indebtedness to total consolidated capitalization financial covenant in the 2006 Multi-Borrower Credit Agreement.

See the July 18 Form 8-K for a summary of the terms of the Illinois Facility applicable to the Ameren Illinois Utilities. Each of the Ameren Illinois Utilities has entered into a Supplemental Indenture providing for the issuance of mortgage bonds as security for its obligations under the Illinois Facility. Copies of such Supplemental Indentures are filed herewith as Exhibits 4.2, 4.4 and 4.6.

ITEM 1.02      Termination of a Material Definitive Agreement.

The Ameren Illinois Utilities’ obligations under the 2006 Multi-Borrower Credit Agreement were terminated in accordance with the terms of that document on September 8, 2006.

ITEM 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-
Balance Sheet Arrangement of a Registrant.

See Item 1.01 of the July 18 Form 8-K for a description of the Illinois Facility, a copy of which was attached thereto as Exhibit 10.2 and is incorporated herein by reference.

To secure its obligations under the Illinois Facility, CILCO has issued $150,000,000 of its First Mortgage Bonds, 2006 Credit Agreement Series (the “CILCO Credit Agreement Bonds”) under its Indenture of Mortgage and Deed of Trust between Illinois Power Company (predecessor in interest to CILCO) and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, dated as of April 1, 1933, as supplemented by the Supplemental Indenture dated as of August 1, 2006 (filed herewith as Exhibit 4.2) (the “CILCO Mortgage”).

To secure its obligations under the Illinois Facility, CIPS has issued $135,000,000 of its First Mortgage Bonds, 2006 Credit Agreement Series (the “CIPS Credit Agreement Bonds”) under its Indenture of Mortgage and Deed of Trust dated October 1, 1941, from CIPS to U.S. Bank National Association and Patrick J. Crowley (successors to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft), as trustees, as supplemented by the Supplemental Indenture dated as of August 1, 2006 (filed herewith as Exhibit 4.4)(the “CIPS Mortgage”).

To secure its obligations under the Illinois Facility, IP has issued $150,000,000 of its Mortgage Bonds, 2006 Credit Agreement Series (the “IP Credit Agreement Bonds, and together with the CIPS Credit Agreement Bonds and the CILCO Credit Agreement Bonds, the “Credit Agreement Bonds”) under its General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 between IP and BNY Midwest Trust Company (successor to Harris Trust and Savings Bank), as trustee, as supplemented by the Supplemental Indenture dated as of August 1, 2006 (filed herewith as Exhibit 4.6) (the “IP Mortgage”).

The Credit Agreement Bonds were issued and delivered to JPMorgan Chase Bank, N.A. as agent for the lenders under the Illinois Facility in order to evidence and secure the respective obligations of the Ameren Illinois Utilities under the Illinois Facility to make payments to the lenders under the Illinois Facility and to provide the lenders the benefit of the lien of the CIPS Mortgage, the CILCO Mortgage and the IP Mortgage, respectively, with respect to the applicable Credit Agreement Bonds.

The obligation of each Ameren Illinois Utility to make payments with respect to principal under the Illinois Facility will not give rise to an obligation to pay principal of the respective Credit Agreement Bonds except on the maturity date of such Ameren Illinois Utility’s obligations under the Illinois Facility or upon redemption of such Credit Agreement Bonds. Upon the occurrence of a default and an acceleration of an Illinois Utility’s obligations under the Illinois Facility, and upon notice given by the agent to the respective trustee under the CIPS Mortgage, the CILCO Mortgage or the IP Mortgage, as the case may be, the Credit Agreement Bonds of the applicable Ameren Illinois Utility will be subject to immediate redemption in the amount of all obligations owed by such Ameren Illinois Utility under the Illinois Facility.

If any Ameren Illinois Utility’s borrowing limit is permanently reduced under the Illinois Facility, such Ameren Illinois Utility’s obligation under its Credit Agreement Bond will be deemed discharged to that extent upon the effectiveness of such permanent reduction. The obligation of each Ameren Illinois Utility to make payments with respect to the interest on its Credit Agreement Bonds will be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due interest and/or fees of such Ameren Illinois Utility under the Illinois Facility has been fully or partially paid. Satisfaction of any obligation to the extent that payment is made with respect to the interest and/or fees of an Ameren Illinois Utility under the Illinois Facility means that if any payment is made on the interest and/or fees of the such Ameren Illinois Utility under the Illinois Facility, a corresponding payment obligation with respect to the interest on the respective Credit Agreement Bonds shall be deemed discharged in the same amount as such payment made on the interest and/or fees of such Ameren Illinois Utility under the Illinois Facility.

The Credit Agreement Bonds do not contain any provision regarding the release of the lien of the mortgage in the event of the retirement or redemption of all other mortgage bonds subject to the lien of the respective mortgage.

ITEM 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Registrant(s):	Title:
4.1 *	Ameren; CILCO
Indenture of Mortgage and Deed of Trust between Illinois Power
Company (predecessor in interest to CILCO) and Deutsche Bank
Trust Company Americas (formerly known as Bankers Trust
Company), as trustee, dated as of April 1, 1933 (the “CILCO
Mortgage”) (Annual Report on Form 10-K for the year ended
December 31, 2005, Exhibit 4.102).

4.2 **	Ameren; CILCO
Supplemental Indenture dated as of August 1, 2006 by and
between CILCO and Deutsche Bank Trust Company Americas,
as trustee under the CILCO Mortgage relating to the First
Mortgage Bonds, 2006 Credit Agreement Series securing
CILCO’s obligations under the Credit Agreement, dated as of
July 14, 2006 (the “Illinois Facility”).

4.3 *	Ameren; CIPS
Indenture of Mortgage and Deed of Trust dated October 1, 1941, from CIPS to U.S. Bank National Association and Patrick J.
Crowley (successors to Continental Illinois National Bank and Trust
Company of Chicago and Edmond B. Stofft), as trustees
(the “CIPS Mortgage”) (Annual Report on Form 10-K for the
year ended December 31, 2005, Exhibit 4.60).

4.4 **	Ameren; CIPS
Supplemental Indenture dated as of August 1, 2006 by and
between CIPS and U.S. Bank National Association, as trustee
under the CIPS Mortgage relating to the First Mortgage Bonds,
2006 Credit Agreement Series securing CIPS’ obligations under the Illinois Facility.

4.5 *	Ameren; IP
General Mortgage Indenture and Deed of Trust dated as of
November 1, 1992 between IP and BNY Midwest Trust
Company (successor to Harris Trust and Savings Bank), as
trustee (the “IP Mortgage”) (Annual Report on Form 10-K for the
year ended December 31, 2005, Exhibit 4.125).

4.6 **	Ameren; IP
Supplemental Indenture dated as of August 1, 2006 by and between
IP and BNY Midwest Trust Company, as trustee under the IP
Mortgage relating to the Mortgage Bonds, 2006 Credit
Agreement Series securing IP’s obligations under the Illinois
Facility.

*    Incorporated by reference as indicated.
**  Filed herewith.

- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren Corporation, Central Illinois Public Service Company, Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

Date: September 8, 2006

Exhibit Index

Exhibit Number:	Registrant(s):	Title:
4.1 *	Ameren; CILCO
Indenture of Mortgage and Deed of Trust between Illinois Power
Company (predecessor in interest to CILCO) and Deutsche Bank
Trust Company Americas (formerly known as Bankers Trust
Company), as trustee, dated as of April 1, 1933 (the “CILCO
Mortgage”) (Annual Report on Form 10-K for the year ended
December 31, 2005, Exhibit 4.102).

4.2 **	Ameren; CILCO
Supplemental Indenture dated as of August 1, 2006 by and
between CILCO and Deutsche Bank Trust Company Americas,
as trustee under the CILCO Mortgage relating to the First
Mortgage Bonds, 2006 Credit Agreement Series securing
CILCO’s obligations under the Credit Agreement, dated as of
July 14, 2006 (the “Illinois Facility”).

4.3 *	Ameren; CIPS
Indenture of Mortgage and Deed of Trust dated October 1, 1941, from CIPS to U.S. Bank National Association and Patrick J.
Crowley (successors to Continental Illinois National Bank and
Trust Company of Chicago and Edmond B. Stofft), as trustees
(the “CIPS Mortgage”) (Annual Report on Form 10-K for the
year ended December 31, 2005, Exhibit 4.60).

4.4 **	Ameren; CIPS
Supplemental Indenture dated as of August 1, 2006 by and
between CIPS and U.S. Bank National Association, as trustee
under the CIPS Mortgage relating to the First Mortgage Bonds,
2006 Credit Agreement Series securing CIPS’ obligations under the Illinois Facility.

4.5 *	Ameren; IP
General Mortgage Indenture and Deed of Trust dated as of
November 1, 1992 between IP and BNY Midwest Trust
Company (successor to Harris Trust and Savings Bank), as
trustee (the “IP Mortgage”) (Annual Report on Form 10-K for the
year ended December 31, 2005, Exhibit 4.125).

4.6 **	Ameren; IP
Supplemental Indenture dated as of August 1, 2006 by and
between IP and BNY Midwest Trust Company, as trustee under
the IP Mortgage relating to the Mortgage Bonds, 2006 Credit
Agreement Series securing IP’s obligations under the Illinois
Facility.

*    Incorporated by reference as indicated.
**  Filed herewith.